UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 25, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-41                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                             745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-3AC pursuant to the terms of the Trust Agreement, dated as of February 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-3AC
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

Date: April 1, 2004       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         March 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on March 25, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-3AC

                        Statement To Certificateholders
                                 March 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       598,773,000.00     598,773,000.00   4,910,324.25  2,464,948.85   7,375,273.10       0.00          0.00      593,862,675.75
A2       200,000,000.00     200,000,000.00   1,640,128.81    820,000.00   2,460,128.81       0.00          0.00      198,359,871.19
A3        12,000,000.00      12,000,000.00      98,407.73     49,200.00     147,607.73       0.00          0.00       11,901,592.27
B1        28,032,000.00      28,032,000.00      10,052.47    115,276.24     125,328.71       0.00          0.00       28,021,947.53
B2         8,193,000.00       8,193,000.00       2,938.07     33,692.15      36,630.22       0.00          0.00        8,190,061.93
B3         4,743,000.00       4,743,000.00       1,700.87     19,504.68      21,205.55       0.00          0.00        4,741,299.13
B4         4,743,000.00       4,743,000.00       1,700.87     19,504.68      21,205.55       0.00          0.00        4,741,299.13
B5         3,450,000.00       3,450,000.00       1,237.19     14,187.46      15,424.65       0.00          0.00        3,448,762.81
B6         2,590,851.00       2,590,851.00         929.10     10,654.38      11,583.48       0.00          0.00        2,589,921.90
R                100.00             100.00         100.00          0.41         100.41       0.00          0.00                0.00
P                  0.00               0.00           0.00      9,868.74       9,868.74       0.00          0.00                0.00
TOTALS   862,524,951.00     862,524,951.00   6,667,519.36  3,556,837.59  10,224,356.95       0.00          0.00      855,857,431.64

AX        17,088,485.00      17,088,485.00           0.00     70,205.19      70,205.19       0.00          0.00       16,648,208.81
PAX        7,562,882.00       7,562,882.00           0.00     31,070.84      31,070.84       0.00          0.00        7,397,838.15
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1         86359BKA8    1,000.00000000      8.20064407    4.11666667      12.31731073   991.79935593     A1      4.940000 %
A2         86359BKB6    1,000.00000000      8.20064405    4.10000000      12.30064405   991.79935595     A2      4.920000 %
A3         86359BKC4    1,000.00000000      8.20064417    4.10000000      12.30064417   991.79935583     A3      4.920000 %
B1         86359BKF7    1,000.00000000      0.35860695    4.11230879       4.47091574   999.64139305     B1      4.934770 %
B2         86359BKG5    1,000.00000000      0.35860735    4.11230929       4.47091664   999.64139265     B2      4.934770 %
B3         86359BKH3    1,000.00000000      0.35860637    4.11230867       4.47091503   999.64139363     B3      4.934770 %
B4         86359BKK6    1,000.00000000      0.35860637    4.11230867       4.47091503   999.64139363     B4      4.934770 %
B5         86359BKL4    1,000.00000000      0.35860580    4.11230725       4.47091304   999.64139420     B5      4.934770 %
B6         86359BKM2    1,000.00000000      0.35860804    4.11230904       4.47091708   999.64139196     B6      4.934770 %
R          86359BKJ9    1,000.00000000  1,000.00000000    4.10000000   1,004.10000000     0.00000000     R       4.934770 %
TOTALS                  1,000.00000000      7.73023360    4.12375037      11.85398398   992.26976640

AX         86359BKD2    1,000.00000000      0.00000000    4.10833318       4.10833318   974.23550479     AX      4.930000 %
PAX        86359BKE0    1,000.00000000      0.00000000    4.10833330       4.10833330   978.17712216     PAX     4.930000 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl., ,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com
               -------------------------------------------------



                    COLLATERAL GROUP ONE
Weighted Average Coupon Rate                                                       5.331674 %
Beginning Weighted Average Net Rate (Pass Through Rate)                            5.075674 %
Ending Weighted Average Net Rate (Pass Through Rate)                               5.085550 %
Beginning Loan Count                                                                    4,180
Ending Loan Count                                                                       4,146
Beginning Scheduled Balance                                                    862,524,951.48
Ending Scheduled Balance                                                       855,857,432.11
Scheduled Principal                                                                309,307.47
Unscheduled Principal                                                            6,358,211.90
Net Liquidation Proceeds                                                                 0.00
Insurance Proceeds                                                                       0.00
Advances                                                                                 0.00
Scheduled Interest                                                               3,832,251.70
Servicing Fee                                                                      179,692.69
Master Servicing Fee                                                                     0.00
Trustee Fee                                                                          4,312.62
Net Interest                                                                     3,648,246.39
Realized Loss Amount                                                                     0.00
Cumulative Realized Loss                                                                 0.00
Cumulative Loss as a Percentage of Original Collateral                             0.000000 %
Bankruptcy Loss                                                                          0.00
Fraud Loss                                                                               0.00
Special Hazard Loss                                                                      0.00
Prepayment Penalties                                                                 9,868.74
Relief Act Interest Shortfall                                                            0.00
Prepayment Interest Shortfall                                                            0.00

                                COLLATERAL AX and PAX Reporting
Beginning Adjusted Net Wac                                                             4.93 %
Ending Adjusted Net Wac                                                                4.93 %

AX Loans Beginning Balance                                                     573,994,576.68
AX Loans Ending Balance                                                        569,289,682.10
AX Loans Beginning Net Wac                                                         5.081542 %
AX Loans Ending Net Wac                                                            5.078942 %

PAX Loans Beginning Balance                                                    288,530,374.80
PAX Loans Ending Balance                                                       286,567,750.01
PAX Loans Beginning Net Wac                                                        5.063994 %
PAX Loans Ending Net Wac                                                           5.062040 %


Sec. 4.03(ix)                               Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                             Group 1
                                                                                      Principal
                                            Category          Number               Balance                Percentage
                                            1 Month                     0                    0.00                   0.00 %
                                            2 Month                     0                    0.00                   0.00 %
                                            3 Month                     0                    0.00                   0.00 %
                                             Total                      0                    0.00                   0.00 %
                                             Group Totals
                                                                                  Principal
                                            Category          Number               Balance                Percentage
                                            1 Month                     0                    0.00                   0.00 %
                                            2 Month                     0                    0.00                   0.00 %
                                            3 Month                     0                    0.00                   0.00 %
                                             Total                      0                    0.00                   0.00 %

                                            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %

Sec. 4.03(x)                                Number and Aggregate Principal Amounts of REO Loans


                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %

Fraud Loss Limit                                                                                      17,250,499.00
Bankruptcy Loss Loss Limit                                                                               286,588.00
Special Hazard Loss Loss Limit                                                                         8,625,250.00

Sec. 4.03(xii)      AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class a1 shortfall                                                                                             0.00
Class a2 shortfall                                                                                             0.00
Class a3 shortfall                                                                                             0.00
Class ax shortfall                                                                                             0.00
Class pax shortfall                                                                                            0.00
Class b1 shortfall                                                                                             0.00
Class b2 shortfall                                                                                             0.00
Class b3 shortfall                                                                                             0.00
Class b4 shortfall                                                                                             0.00
Class b5 shortfall                                                                                             0.00
Class b6 shortfall                                                                                             0.00
Class R shortfall                                                                                              0.00

                         Relief Act Shortfalls

Class a1 Relief Act Shortfall                                                                                  0.00
Class a2 Relief Act Shortfall                                                                                  0.00
Class a3 Relief Act Shortfall                                                                                  0.00
Class ax Relief Act Shortfall                                                                                  0.00
Class pax Relief Act Shortfall                                                                                 0.00
Class b1 Relief Act Shortfall                                                                                  0.00
Class b2 Relief Act Shortfall                                                                                  0.00
Class b3 Relief Act Shortfall                                                                                  0.00
Class b4 Relief Act Shortfall                                                                                  0.00
Class b5 Relief Act Shortfall                                                                                  0.00
Class b6 Relief Act Shortfall                                                                                  0.00
Class R Relief Act Shortfall                                                                                   0.00

Total Relief Act                                                                                               0.00


Class a1 PPIS  Shortfall                                                                                       0.00
Class a2 PPIS  Shortfall                                                                                       0.00
Class a3 PPIS  Shortfall                                                                                       0.00
Class ax PPIS  Shortfall                                                                                       0.00
Class pax PPIS  Shortfall                                                                                      0.00
Class b1 PPIS  Shortfall                                                                                       0.00
Class b2 PPIS  Shortfall                                                                                       0.00
Class b3 PPIS  Shortfall                                                                                       0.00
Class b4 PPIS  Shortfall                                                                                       0.00
Class b5 PPIS  Shortfall                                                                                       0.00
Class b6 PPIS  Shortfall                                                                                       0.00
Class R PPIS  Shortfall                                                                                        0.00
Total PPIS                                                                                                     0.00

Class A1 Basis Risk Shortfall                                                                                  0.00
Class A2 Basis Risk Shortfall                                                                                  0.00
Class A3 Basis Risk Shortfall                                                                                  0.00
Class R Basis Risk Shortfall                                                                                   0.00
Class B1 Basis Risk Shortfall                                                                                  0.00
Class B2 Basis Risk Shortfall                                                                                  0.00
Class B3 Basis Risk Shortfall                                                                                  0.00
Class B4 Basis Risk Shortfall                                                                                  0.00
Class B5 Basis Risk Shortfall                                                                                  0.00
Class B6 Basis Risk Shortfall                                                                                  0.00


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